UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 28, 2003


                          EAST COAST AIRLINES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     000-30797               14-1818396

       (STATE OR OTHER           (COMMISSION FILE NUMBER)      (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                              IDENTIFICATION NO.)

                C/O SULLIVAN, MCBRIDE, HESS & YOUNGBLOOD, 12203
                                4 EXECUTIVE DRIVE
                                ALBANY, NEW YORK

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (518)438-5364

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

On November 28, 2003, pursuant to unanimous adoption by the Boards of Directors of Psy-Ed Corporation and East Coast Airlines, Inc., the companies entered into a Share Acquisition Agreement that authorizes East Coast Airlines, Inc. (the "Company" or "East Coast") to offer (the "Offering") 173 shares of its Common Stock (the "Common Stock") for each share of Psy-Ed Corporation ("Psy-Ed") Common Stock held of record by all Psy-Ed Stockholders.

Assuming Psy-Ed Stockholders owning all of the outstanding 5,417 Psy-Ed Series A and B Preferred Shares first convert them to Psy-Ed Common Shares, on a one share for one share basis, and then, together with the Psy-Ed Stockholders owning all of the outstanding 72,750 Psy-Ed Common Shares, join in this Offering to exchange all their Psy-Ed Common Shares for East Coast Common Shares, East Coast will issue an approximate aggregate 13,522,891 East Coast Common Shares to the Psy-Ed Stockholders who will then own approximately 65% of East Coast's outstanding Common Stock and Psy-Ed will become a subsidiary of East Coast, the "new parent" company whose name will be changed to EP Global Communications, Inc. All East Coast directors are to resign and be replaced by nominees of Psy- Ed all of whom are the current directors of Psy-Ed.

 Psy-Ed Stockholders owning 57% of the outstanding Psy-Ed Common Shares have elected to exchange their shares pursuant to the terms of the Offering. The Company will hold a "Final Closing", at which time the Offering will terminate, when Psy-Ed Stockholders owning at least 80% of all the outstanding securities of Psy-Ed and 80% of all of the aggregate voting power of all outstanding Psy-Ed securities elect to participate in this Offering, or on February 2, 2004.

A summary of the material terms and conditions of the Agreement are as follows:

- Psy-Ed Stockholders will be offered 173 East Coast Common Shares for each Common Share of Psy-Ed owned of record.

- The Agreement provides that Psy-Ed stockholders owning at least 51% of Psy-Ed's outstanding Common Shares are required to agree to the share exchange for it to become effective. Psy-Ed Stockholders owning 57% of the outstanding Psy-Ed Common Shares have elected to exchange their shares pursuant to the terms of the Offering.

- East Coast will reduce its outstanding Common Shares to 7,265,932 from the current amount of 19,113,400 Common Shares.

- East Coast will amend its Certificate of Incorporation, increasing its authorized Common Shares from 20,000,000 to 50,000,000 and authorizing the issuance of 10,000,000 preferred shares.

- East Coast, the new parent company, will also change its corporate name to "EP Global Communications Inc."

- The members of the Board of Directors of East Coast will resign and the nominees of Psy-Ed will be appointed to the Board of Directors of the new parent company, with Mr. Joseph M. Valenzano Jr. becoming the President and CEO.

- Psy-Ed will become a subsidiary corporation of East Coast, the new parent company.

- The exchange offer shall continue until either all Psy-Ed Stockholders owning at least 80% of all of the outstanding Psy-Ed Common Shares have elected to participate in the exchange Offering, or February 2, 2004, at which time a "Final Closing" will take place.The companies intend to continue the exchange offer following the Initial Closing to obtain the participation of Psy-Ed Stockholders owning of record at least 80% of all outstanding Psy-Ed Common
Shares and voting power in order that the exchange transaction qualifies as a "tax free reorganization" under the Internal Revenue Code of 1986, as amended (the "Code").

Following the Final Closing of the Agreement, there are several conditions that will survive and if not met will effect the transaction, the principal one of which is:

- The parties have agreed to utilize their best efforts to raise $1,500,000 of new capital through the sale of stock or subordinated convertible debt instruments for Psy-Ed by March 15, 2004. In the event we are not successful in raising this amount by such date, Psy-Ed Stockholders will be issued an additional amount of Common Shares of the new parent, increasing their aggregate ownership of the new parent company to an approximate maximum amount of 85% on a prorated basis.

The Psy-Ed Stockholders that have already agreed to the exchange and who collectively own approximately 57% of the outstanding Psy-Ed shares are Cardinal Associates, Cardinal Equity Associates, Joseph M. Valenzano Jr., Exceptional Associates LP and Sigma Tau Pharmaceuticals.

The following table sets forth the beneficial ownership of officers, directors and persons who own 5% or more of the securities of Psy-Ed and East Coast, before and after consummation of the exchange Offering:

                              Before Exchange Offering
                                                       After Exchange Offering*

                                  Number of          Number of Shares  If    If    If
                                  Shares   Percentage                 51%   80%   100%
COMPANY/NAME
Psy-Ed
     Joseph M. Valenzano, Jr.
  President and CEO and Director

                                     22,376  28.60%         3,871,04827.33%21.41%18.62%
        Dolores Kinley CFO            0        0
        Donald Chadwick **
             Director                13,206  16.90%         2,384,63816.84%13.19%11.47%
ADM Raymond C. Smith (USN) Retired
             Director
                                      0        0%           0          0%    0%    0%
         John F. Crowley
             Director                 0        0            0          0%    0%    0%
           David Hirsch
             Director                 0        0            0          0%    0%    0%
          Edward McCabe
             Director                 0        0            0          0%    0%    0%
    Sigma Tau Pharmaceuticals
                                     12,775  16.30%         2,210,07515.60%12.22%10.63%

East Coast Airlines
        Robert J. Salluzzo
   Former Officer and Director
                                    475,000  62.9%            784,5705.59% 4.34% 3.77%
      Charles G. Youngblood
   Former Officer and Director
                                     25,000  3.30%             41,1610.29% 0.23% 0.20%

    All Officers and Directors
                                     N/A      N/A           9,291,49265.65%51.39%44.69%

   Based upon the percentage of the 78,167* Psy-Ed Common Shares exchanged in the Offering by Psy-Ed Stockholders.

   ** The shares represented are owned by partnerships of which Donald Chadwick is the managing partner.




ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

The company is also furnishing the information contained in Item 1in accordance with Item 2 of Form 8-K.

ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

EXHIBIT NUMBERDESCRIPTION
10.1          Share Exchange Agreement dated November 28, 2003.

20.1          Psy-Ed Stockholder Share Exchange Subscription Agreement

99.1          Audited Financial Statements of Psy-Ed Corp. for years ended December 31, 2002 and May 31, 2002.

99.2          Unaudited Financial Statement of Psy-Ed Corporation for ten months ended October 31, 2003.

99.3          Pro Forma Combined Balance Sheet  and  Income  Statement  for  Psy-Ed Corporation and East Coast Airlines, Inc. as of
              December 31, 2002 and Novmeber 28, 2003.



ITEM 9.   REGULATION FD DISCLOSURE.

    On November 28, 2003, pursuant to unanimous adoption by the Boards of Directors of Psy-Ed Corporation and East Coast Airlines, Inc., the companies entered into a Share Acquisition Agreement that authorizes East Coast Airlines, Inc. (the "Company" or "East Coast") to offer (the "Offering") 173 shares of its Common Stock (the "Common Stock") for each share of Psy-Ed Corporation ("Psy-Ed") Common Stock held of record by all Psy-Ed Stockholders. Copies of the Share Exchange Agreement , Psy-Ed Stockholder Share Exchange Subscription Agreement , Audited Financial Statements of Psy-Ed Corp. for years ended December 31, 2002 and May 31, 2002, Unaudited Financial Statement of Psy-Ed Corporation for ten months ended October 31, 2003, and Pro Forma Combined Balance Sheet and Income Statement for Psy-Ed Corporation and East Coast Airlines, Inc. as of December 31, 2002 and October 31, 2003 are attached as Exhibits 1 through 5 hereto and are incorporated by reference herein. The information in this report is being furnished under this Item 9 of Form 8-K in accordance with the provisions of Regulation FD (17 CFR {section}{section}
243.100 et seq.)

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company is also furnishing the information in the Exhibits in accordance with Item 12 of Form 8-K.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


EAST COAST AIRLINES, INC.

By:   /s/  Robert J. Salluzzo

      Robert J. Salluzzo
      President and Chief Operating Officer


Date: January 20, 2004